Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement dated February 3, 2020 to the
Prospectus and Statement of Additional Information (“SAI”),

each dated January 15, 2020

Effective as of February 3, 2020, the Fund has suspended the offering of its Class D and T shares until further notice.

IF YOU HAVE QUESTIONS, PLEASE CONTACT THE FUND AT 1-855-747-9559.

This Supplement, the Prospectus and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559.